SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                               October 9, 1996


                               TECO ENERGY, INC.
            (Exact name of registrant as specified in its charter)




             FLORIDA                    1-8180              59-2052286
  (State or other jurisdiction  (Commission file number)   (IRS Employer
        of incorporation)                                Identification No.)


        702 North Franklin Street, Tampa Florida                 33602
        (Address of principal executive offices)               (Zip code)

   Registrant's telephone number, including area code: (813) 228-4111

















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          Item 5.   Other Events

               See  the  Press  Release  dated  October  9,  1996, filed as
          Exhibit 99.1 and incorporated herein by reference, announcing the Florida Public Service Commission s vote to approve the agreement among Tampa Electric Company, the Office of Public Counsel and the Florida Industrial Power Users Group which resolves all regulatory issues related to a prudence review of Tampa Electric Company s Polk Power Station, extends the current base rate freeze through 1999 and provides for a temporary reduction in base rates.










































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          Item 7.   Financial Statements and Exhibits

                    (c)  Exhibits

                         99.1 Press Release dated October 9, 1996.
















































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:   October 11, 1996          TECO Energy, Inc.



                                             By:/s/ A. D. Oak
                                                  A. D. Oak
                                        Senior Vice President - Finance,
                                          and Chief Financial Officer
                                         (Principal Accounting Officer)
































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                                  INDEX TO EXHIBITS


          Exhibit No.    Description of Exhibits                 Page No.

               99.1      Press Release dated October 9, 1996         6















































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